Exhibit 4.4
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                         Logo [eagle with wings spread]


NUMBER                                                                    SHARES

                            THE THAXTON GROUP, INC.

           INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA

SERIES B CONVERTIBLE
PREFERRED STOCK                                                   CUSIP_________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT:

IS THE REGISTERED HOLDER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B CONVERTIBLE
                 PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

                            THE THAXTON GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation, and all amendments thereto, to all of which the holder, by acceptance hereof, assents.

        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Kenneth H. James                                       /s/ James D. Thaxton
--------------------                                       --------------------
Secretary and Treasurer                                    President

                        SEAL OF THE THAXTON GROUP, INC.

Countersigned and Registered:

First Union National Bank
(Charlotte, North Carolina) Transfer Agent and Registrar

Authorized officer

                            THE THAXTON GROUP, INC.

        THE AUTHORIZED CAPITAL STOCK OF THE THAXTON GROUP, INC. INCLUDES COMMON STOCK AND PREFERRED STOCK. UPON REQUEST THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, INFORMATION AS TO THE NUMBER OF SHARES AUTHORIZED AND OUTSTANDING WITH RESPECT TO EACH CLASS OF CAPITAL STOCK AND ANY SERIES THEREOF AND A COPY OF THE PORTION OF THE ARTICLES OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES OF ANY SUCH CLASS OR SERIES. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

                             CONVERSION ENDORSEMENT

To The Thaxton Group, Inc.:

        The undersigned registered owner of the shares of Series B Convertible Preferred Stock (the "Preferred Stock") represented by this stock certificate hereby irrevocably exercises the option to convert such shares, or portion thereof below designated, into shares of Common Stock of The Thaxton Group, Inc. in accordance with the terms of the Preferred Stock, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any stock certificates representing any unconverted shares of Preferred Stock, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

Fill in for registration of shares:                    ________________________
                                                              Signature(s)

__________________________________________

__________________________________________

__________________________________________
Please print name and address (including zip code number)

               SOCIAL SECURITY OR OTHER         Number of shares to be converted
             TAXPAYER IDENTIFICATION NUMBER              (if less than all)
             ------------------------------
             |                            |
             ------------------------------     --------------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- .....Custodian.....
TEN ENT -- as tenants joined by the entireties               (Cust)      (Minor)
JT  TEN -- as joint tenants with right of          Under Uniform Gifts to Minors
           survivorship and not as tenants in      Act..........................
           common                                               (State)

    Additional abbreviations may also be used through not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------
    |                                    |
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the Preferred Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------- Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated ___________________________


                 NOTICE: _______________________________________________________
                         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.